Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

        REGISTRATION RIGHTS AGREEMENT dated September 27, 2005 (this “Agreement”) by and among Ethan Allen Global, Inc., a Delaware corporation (the “Company”), Ethan Allen Interiors Inc. (“Holdings”), the several Subsidiary Guarantors listed in Schedule 1 hereto (collectively with Holdings, the “Guarantors”, and each, a “Guarantor”), and J.P. Morgan Securities Inc. (the “Initial Purchaser”).

        The Company, the Guarantors and the Initial Purchaser are parties to the Purchase Agreement dated September 22, 2005 (the “Purchase Agreement”), which provides for the sale by the Company to the Initial Purchaser of $200,000,000 aggregate principal amount of the Company’s 5.375% Senior Notes due 2015 (the “Securities”), which will be guaranteed on an unsecured senior basis by each of the Guarantors. As an inducement to the Initial Purchaser to enter into the Purchase Agreement, the Company and the Guarantors have agreed to provide to the Initial Purchaser and their direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

        In consideration of the foregoing, the parties hereto agree as follows:

    1.        Definitions. As used in this Agreement, the following terms shall have the following meanings:

        “affiliate” shall have the meaning given to it in Rule 405 under the Securities Act.

        “Agreement” shall have the meaning set forth in the preamble.

        “Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

        “Closing Date” shall mean the Closing Date as defined in the Purchase Agreement.

        “Company” shall have the meaning set forth in the preamble and shall also include the Company’s successors and assigns.

        “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

        “Exchange Dates” shall have the meaning set forth in Section 2(a)(ii) hereof.

        “Exchange Offer” shall mean the exchange offer by the Company and the Guarantors of Exchange Securities for Registrable Securities pursuant to Section 2(a) hereof.

        “Exchange Offer Registration” shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

        “Exchange Offer Registration Statement” shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

        “Exchange Securities” shall mean senior notes issued by the Company and guaranteed by the Guarantors under the Indenture containing terms identical in all material respects to the Securities (except that the Exchange Securities will not be subject to restrictions on transfer or to any increase in annual interest rate for failure to comply with this Agreement) and to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

        “Guarantor” and “Guarantors” shall have the meaning set forth in the preamble and shall also include any Guarantor’s successors and assigns.

        “Holders” shall mean the Initial Purchaser, for so long as they own any Registrable Securities, and each of their successors, assigns and direct and indirect transferees who become owners of Registrable Securities under the Indenture; provided, that for purposes of Sections 4 and 5 hereof, the term “Holders” shall include Participating Broker-Dealers.

        “Holdings” shall have the meaning set forth in the preamble and shall also include Holdings’ successors and assigns.

        “Initial Purchaser” shall have the meaning set forth in the preamble.

        “Indemnified Person” shall have the meaning set forth in Section 5(c) hereof.

        “Indemnifying Person” shall have the meaning set forth in Section 5(c) hereof.

        “Indenture” shall mean the Indenture relating to the Securities dated as of September 27, 2005 among the Company, the Guarantors and U.S. Bank National Association, as trustee, and as the same may be amended, waived or supplemented from time to time in accordance with the terms thereof.

        “Inspector” shall have the meaning set forth in Section 3(m) hereof.

        “Majority Holders” shall mean the Holders of over 50% of the aggregate principal amount of the then outstanding Registrable Securities; provided, that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities owned directly or indirectly by Holdings or any of its affiliates (other than subsequent Holders if such subsequent Holders are deemed to be affiliates solely by reason of their holding of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount.

        “Participating Broker-Dealer” shall have the meaning set forth in Section 4(a) hereof.

        “Person” shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

        “Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including any document incorporated by reference therein.

        “Purchase Agreement” shall have the meaning set forth in the preamble.

        “Registrable Securities” shall mean the Securities; provided, that the Securities shall cease to be Registrable Securities (i) when a Registration Statement with respect to such Securities has been declared effective under the Securities Act and such Securities have been registered, exchanged or disposed of pursuant to such Registration Statement, (ii) when such Securities are eligible to be transferred or sold pursuant to Rule 144(k) (or any similar provision

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then in force, but not Rule 144A) under the Securities Act or (iii) when such Securities cease to be outstanding.

        “Registration Default” shall have the meaning set forth in Section 2(e) hereof.

        “Registration Expenses” shall mean any and all reasonable expenses incident to performance or compliance by the Company and the Guarantors of or with this Agreement, including, without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees; (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements (not to exceed $10,000) of counsel for any Underwriters or Holders in connection with blue sky qualification of any Exchange Securities or Registrable Securities); (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, any underwriting agreements, securities sales agreements or other similar agreements and any other documents relating to the performance of and compliance with this Agreement; (iv) all rating agency fees; (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws; (vi) the fees and disbursements of the Trustee and its counsel; (vii) the fees and disbursements of counsel for the Company and the Guarantors and, in the case of a Shelf Registration Statement, the reasonable fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Initial Purchaser); and (viii) the fees and disbursements of the independent public accountants of the Company and the Guarantors, including the expenses of any special audits or “comfort” letters required by or incident to the performance of and compliance with this Agreement, but excluding fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

        “Registration Statement” shall mean any registration statement of the Company and the Guarantors that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

        “SEC” shall mean the United States Securities and Exchange Commission.

        “Securities” shall have the meaning set forth in the preamble.

        “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

        “Shelf Effectiveness Period” shall have the meaning set forth in Section 2(b) hereof.

        “Shelf Registration” shall mean a registration effected pursuant to Section 2(b) hereof.

        “Shelf Registration Statement” shall mean a “shelf” registration statement of the Company and the Guarantors that covers all the Registrable Securities (but no other securities unless approved by the Holders whose Registrable Securities are to be covered by such Shelf Registration Statement) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

        “Staff” shall mean the staff of the SEC.

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        “Subsidiary Guarantors” shall have the meaning set forth in the preamble and shall also include any Subsidiary Guarantor’s successors.

        “Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended from time to time.

        “Trustee” shall mean the trustee with respect to the Securities under the Indenture.

        “Underwriter” shall have the meaning set forth in Section 3 hereof.

        “Underwritten Offering” shall mean an offering in which Registrable Securities are sold to an Underwriter for reoffering to the public.

        Whenever required by the context hereof, all pronouns and any variations thereof will be deemed to refer to the masculine, feminine and neuter, singular and plural.

    2.        Registration Under the Securities Act. (a) Exchange Registration. To the extent not prohibited by any applicable law, rule, regulation or order or interpretation of the Staff, the Company and the Guarantors shall use their commercially reasonable efforts to (i) cause to be filed an Exchange Offer Registration Statement covering an offer to the Holders who are not prohibited by any applicable law, rule, regulation or order or interpretation of the Staff from participating in the Exchange Offer to exchange all the Registrable Securities for Exchange Securities and (ii) have such Registration Statement remain effective until 180 days after the closing of the Exchange Offer. The Company and the Guarantors shall commence the Exchange Offer promptly after the Exchange Offer Registration Statement is declared effective by the SEC and use their commercially reasonable efforts to complete the Exchange Offer not later than 60 days after such effective date.

        The Company and the Guarantors shall commence the Exchange Offer by mailing the related Prospectus, appropriate letters of transmittal and other accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law, rule, regulation or order, substantially the following:

(i)	that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Securities validly tendered and not properly withdrawn will be accepted for exchange;

(ii)	the dates of acceptance for exchange (which shall be a period of at least 20 Business Days from the date such notice is mailed) (the “Exchange Dates”);

(iii)	that any Registrable Security not tendered will remain outstanding and continue to accrue interest but will not retain any rights under this Agreement;

(iv)

that any Holder electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to surrender such Registrable Security, together with the appropriate letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) and in the manner specified in the notice, prior to the close of business on the last Exchange Date; and

(v)

that any Holder will be entitled to withdraw its election, not later than the close of business on the last Exchange Date, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing its election to have such Securities exchanged.

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        As a condition to participating in the Exchange Offer, a Holder will be required to represent to the Company and the Guarantors that (i) any Exchange Securities to be received by it are being acquired in the ordinary course of its business, (ii) it has no arrangement or understanding with any Person to participate in, and is not engaged in and does not intend to engage in, the distribution (within the meaning of the Securities Act) of the Exchange Securities in violation of the provisions of the Securities Act, (iii) it is not an affiliate of the Company or any Guarantor (or if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable) and (iv) if such Holder is a broker-dealer, it is receiving Exchange Securities for its own account in exchange for Registrable Securities that were acquired as a result of market-making activities or other trading activities and it will deliver a Prospectus in connection with any resale of such Exchange Securities pursuant to Section 4 hereof.

        As soon as practicable after the last Exchange Date, the Company and the Guarantors shall:

(i)	accept for exchange Registrable Securities or portions thereof validly tendered and not properly withdrawn pursuant to the Exchange Offer; and

(ii)

deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Company and issue, and cause the Trustee to promptly authenticate and deliver to each Holder, Exchange Securities equal in principal amount to the principal amount of the Registrable Securities surrendered by such Holder.

        The Company and the Guarantors shall use their commercially reasonable efforts to complete the Exchange Offer as provided above and shall comply in all material respects with the applicable requirements of the Securities Act and other applicable laws, rules, regulations or orders in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate any applicable law, rule, regulation or order or interpretation of the Staff.

    (b)        Shelf Registration Statement. In the event that (i) the Company and the Guarantors determine that the Exchange Offer Registration provided for in Section 2(a) hereof is not available or may not be completed as soon as practicable after the last Exchange Date because it would violate any applicable law, rule, regulation or order or interpretation of the Staff, (ii) the Exchange Offer is not for any other reason completed by March 27, 2006 or (iii) upon completion of the Exchange Offer, and upon the request of the Initial Purchaser, with respect to the Securities not eligible to be exchanged for Exchange Securities in the Exchange Offer and held by such Initial Purchaser following consummation of the Exchange Offer, the Company and the Guarantors shall use their commercially reasonable efforts to (x) cause to be filed as soon as practicable after such determination, date or request, as the case may be, a Shelf Registration Statement providing for the sale of all the Registrable Securities by the Holders thereof and (y) have such Shelf Registration Statement declared effective by the SEC as promptly as practicable after it is filed.

        In the event that the Company and the Guarantors are required to file a Shelf Registration Statement pursuant to clause (iii) of the preceding sentence, the Company and the Guarantors shall use their commercially reasonable efforts to file and have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by the Initial Purchaser after completion of the Exchange Offer.

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        The Company and the Guarantors agree to use their commercially reasonable efforts to keep the Shelf Registration Statement continuously effective until the expiration of the period referred to in Rule 144(k) (or any similar rule then in force, but not Rule 144A) under the Securities Act with respect to the Registrable Securities or such shorter period that will terminate when all the Registrable Securities covered by the Shelf Registration Statement (i) have been sold pursuant to the Shelf Registration Statement or (ii) are no longer restricted securities, as defined in Rule 144 under the Securities Act or any successor rule thereof (the foregoing, the “Shelf Effectiveness Period”). The Company and the Guarantors further agree to supplement or amend the Shelf Registration Statement and the related Prospectus, if required by the rules, regulations or instructions applicable to the registration form used by the Company and the Guarantors for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by the Initial Purchaser or by the Trustee on behalf of the Holders of the Registrable Securities covered by such Shelf Registration Statement with respect to information relating to such Holders, and to use their commercially reasonable efforts to cause any such amendment to become effective and such Shelf Registration Statement and Prospectus to become usable as soon as thereafter practicable. The Company and the Guarantors agree to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

    (c)        Expenses. The Company and the Guarantors shall pay all Registration Expenses in connection with the registration pursuant to Sections 2(a) and 2(b) hereof. Each Holder shall pay all underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to the Shelf Registration Statement.

    (d)        Effectiveness of Registration Statement. An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC.

    (e)        Registration Defaults. In the event that either the Exchange Offer is not completed or the Shelf Registration Statement, if required hereby, is not declared effective on or prior to the earlier of (x) March 27, 2006 and (y) 90 days after request by an Initial Purchaser as described in Section 2(b) hereof (the foregoing, a “Registration Default”), the interest rate on the Registrable Securities will be increased by 0.50% per annum for the first 90-day period immediately following the occurrence of such Registration Default and an additional 0.50% per annum (for a total additional rate of 1.00% per annum) following such 90-day period immediately following the occurrence of such Registration Default, in any case until the Exchange Offer is completed or the Shelf Registration Statement, if required hereby, is declared effective by the SEC or the Securities become freely tradable under the Securities Act. Such additional interest rate shall not increase beyond 0.50% per annum during the initial 90-day period or 1.00% per annum after the initial 90-day period in the case of concurrent Registration Defaults during any such period. If the Shelf Registration Statement, if required hereby, has been declared effective and thereafter either ceases to be effective or the Prospectus contained therein ceases to be usable at any time during the Shelf Effectiveness Period, and such failure to remain effective or usable exists for more than 30 days (whether or not consecutive) in any 12-month period, then the interest rate on the Registrable Securities will be increased by 1.00% per annum commencing on the 31st day in such 12-month period and ending on such date that the Shelf Registration Statement has again been declared effective or the Prospectus again becomes usable.

    (f)        Remedies. Without limiting the remedies available to the Initial Purchaser and the Holders, the Company and the Guarantors acknowledge that any failure by the Company or the Guarantors to comply with their obligations under Sections 2(a) and 2(b) hereof may result in material irreparable injury to the Initial Purchaser or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and

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that, in the event of any such failure, the Initial Purchaser or any Holder may obtain such equitable relief as may be required to specifically enforce the Company’s and the Guarantors’ obligations under Sections 2(a) and 2(b) hereof. The liquidated damages set forth above and equitable relief in Section 2(f) hereof shall be the exclusive remedy available to the Holders for each failure by Holdings, the Company or the Guarantors to comply with Sections 2(a) and 2(b) hereof.

    3.        Registration Procedures. In connection with their obligations pursuant to Section 2(a), to the extent applicable, and Section 2(b) hereof, the Company and the Guarantors shall promptly:

    (a)        prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (x) shall be selected by Holdings, (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders contemplated by Section 2(b) hereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use their commercially reasonable efforts to cause such Registration Statement to become effective and remain effective for the applicable period in accordance with Section 2 hereof; except, that, notwithstanding the foregoing, Holdings may suspend the effectiveness of the Shelf Registration Statement (or the use of the related Prospectus) by written notice to the Holders in accordance with this Section 3 hereof.

    (b)        prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period in accordance with Section 2 hereof and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and keep each Prospectus current during the period described in Section 4(3) of and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities;

    (c)        in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, to counsel for the Initial Purchaser, to counsel for such Holders and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto, as may be reasonably requested during the Shelf Effectiveness Period, in order to facilitate the sale or other disposition of the Registrable Securities thereunder; and the Company and the Guarantors consent to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law, rules, regulations and orders by each of the selling Holders of Registrable Securities and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law, rules, regulations and orders;

    (d)        use commercially reasonable efforts to register or qualify the Registrable Securities under all applicable state securities or blue sky laws of such jurisdictions in the United States as any Holder of Registrable Securities covered by a Registration Statement shall reasonably request in writing within a reasonable time before the applicable Registration Statement is expected to be declared effective by the SEC; cooperate with such Holders in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; and do any and all other acts and things that may be reasonably necessary or advisable to enable each Holder to offer and sell in each such jurisdiction the Registrable Securities owned by such Holder; provided, that neither the Company nor any Guarantor shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general

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consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

    (e)        in the case of a Shelf Registration, notify each Holder of Registrable Securities, counsel for such Holders and counsel for the Initial Purchaser promptly and, if requested by any such Holder or counsel, confirm such advice in writing (i) when a Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (ii) of any request by the SEC or any state securities authority for amendments or supplements to a Registration Statement or Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company or any Guarantor contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to an offering of such Registrable Securities cease to be true and correct in all material respects or if the Company or any Guarantor receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the happening of any event during the period a Shelf Registration Statement is effective that requires the Company to make changes in the Registration Statement or the related Prospectus in order to ensure that the Registration Statement or the related Prospectus does not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (vi) of any determination by the Company or any Guarantor that a post-effective amendment to a Registration Statement would be appropriate and (vi) of any determination by Holdings or the Company, in the exercise of their reasonable judgment, that (A) it is not in the best interests of Holdings or the Company to disclose a possible acquisition or business combination or other transaction, business development or event involving the Company or the Guarantors that may require disclosure in the Shelf Registration Statement, or if required to be kept effective after consummation of the Exchange Offer, the Exchange Offer Registration Statement, or (B) obtaining any financial statements relating to an acquisition or business combination required to be included in the Shelf Registration Statement, or if required to be kept effective after consummation of the Exchange Offer, the Exchange Offer Registration Statement, would be impracticable;

    (f)        use their commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest practicable moment and provide prompt notice to each Holder of the withdrawal of any such order;

    (g)        in the case of a Shelf Registration, furnish to each Holder of Registrable Securities included within the Shelf Registration, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without any documents incorporated therein by reference or exhibits thereto, unless requested);

    (h)        in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be issued in such denominations and registered in such names (consistent with the provisions of the Indenture) as the selling Holders may reasonably request at least one Business Day prior to the closing of any sale of Registrable Securities;

    (i)        in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(e)(v) hereof, use their commercially reasonable efforts to prepare and file with the SEC a post-effective amendment to such Registration Statement or supplement to the related Prospectus or any document incorporated therein by reference or file any other

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required document so that, as thereafter delivered to purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and shall notify the Holders of Registrable Securities to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event (and such Holders hereby agree to suspend use of the Prospectus until the Company and the Guarantors have amended the Registration Statement or supplemented the Prospectus to correct such misstatement or omission);

    (j)        at least five Business Days prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or of any document that is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide copies of such document to the Initial Purchaser and their counsel (and, in the case of a Shelf Registration Statement, to the Holders of Registrable Securities and their counsel) and make such of the representatives of the Company and the Guarantors as shall be reasonably requested by the Initial Purchaser or their counsel (and, in the case of a Shelf Registration Statement, the Holders of Registrable Securities or their counsel) available for discussion of such document for a period of at least five Business Days and shall include such information in such document prior to the filing thereof as the Initial Purchaser, the Holders, any Participating Broker-Dealers or their respective counsel reasonably may request within such five Business Day period, provided, however, that (x) the information gathering contemplated by this paragraph shall be coordinated by one counsel chosen by the Initial Purchaser and (y) each Person receiving any information identified by the Company or any Guarantor as being confidential or proprietary shall take such actions as are reasonably necessary to protect the confidentiality of such information;

    (k)        obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement;

    (l)        cause the Indenture to be qualified under the Trust Indenture Act in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be; cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and execute, and use their commercially reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

    (m)        in the case of a Shelf Registration, make available for inspection by a representative of the Holders of the Registrable Securities (an “Inspector”), any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and attorneys and accountants designated by the Holders, at reasonable times and in a reasonable manner, all pertinent financial and other records, documents and properties of the Company and the Guarantors, and cause the respective officers, directors and employees of the Company and the Guarantors to supply all information reasonably requested by any such Inspector, Underwriter, attorney or accountant in connection with a Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such Persons to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, that neither the Company nor any of the Guarantors shall have any obligation to deliver any information identified by Holdings or the Company as confidential and proprietary pursuant to this Section 3(m) unless the Inspector, Underwriter, attorney or accountant, as the case may be, shall have, if reasonably requested by Holdings, executed and delivered a confidentiality agreement in a form reasonably acceptable to Holdings or the Company relating to such information;

    (n)        in the case of a Shelf Registration, use their reasonable efforts to cause all Registrable Securities to be listed or quoted on any securities exchange or any automated quotation system on which similar securities issued or guaranteed by the Company or Holdings

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are then listed or quoted, if requested by the Majority Holders, to the extent such Registrable Securities satisfy applicable listing or quotation requirements;

    (o)        if reasonably requested by any Holder of Registrable Securities covered by a Registration Statement, include in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable; and

    (p)        in the case of a Shelf Registration, enter into such customary agreements (including, if requested, an underwriting agreement in customary form with an underwriter or underwriters reasonably acceptable to Holdings) and take all such other commercially reasonable actions in connection therewith (including those requested by the Holders of a majority in principal amount of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, an Underwritten Offering and in such connection, (i) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Securities with respect to the business of Holdings and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (ii) obtain opinions of counsel to Holdings and its subsidiaries (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters and their respective counsel) addressed to each selling Holder and the Underwriters, if any, of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (iii) obtain “comfort” letters from the independent certified public accountants of Holdings (and, if necessary, any other certified public accountant of any subsidiary of Holdings, or of any business acquired by Holdings for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each selling Holder and Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings, subject to receipt of appropriate documentation as contemplated by Statement of Auditing Standards No. 72 and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of Holdings or any Guarantor made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement.

        In the case of a Shelf Registration Statement, the Company and the Guarantors may require each Holder of Registrable Securities to furnish to the Company and the Guarantors such information regarding such Holder and the proposed disposition by such Holder of such Registrable Securities as the Company and the Guarantors may from time to time reasonably request in writing for inclusion in the Shelf Registration Statement, and Holdings may exclude from such registration the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request. Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Holder or its plan of distribution necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

        In the case of a Shelf Registration Statement, each Holder of Registrable Securities agrees that, upon receipt of any notice from Holdings or the Company of the happening of any

10

event of the kind described in Section 3(e)(ii) through 3(e)(vii) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof, as applicable, and, if so directed by Holdings or the Company, such Holder will deliver to the Company all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

        If Holdings or the Company shall give any such notice to suspend the disposition of Registrable Securities pursuant to a Registration Statement, Holdings or the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders of such Registrable Securities shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions. Holdings or the Company may give any such notice only twice during any 365-day period and any such suspension shall not exceed 30 days for each suspension (or 45 days if such suspension is based upon the happening of an event described in Section 3(e)(v) or 3(e)(vii)) and there shall not be more than two suspensions in effect during any 365-day period.

        The Holders of Registrable Securities covered by a Shelf Registration Statement who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering, the investment bank or investment banks and manager or managers (each, an “Underwriter”) that will administer the offering will be selected by the Holders of a majority in principal amount of the Registrable Securities included in such offering. Notwithstanding the foregoing, no Person may participate in any Underwritten Offering hereunder unless such Person (i) agrees to sell such Person’s Registrable Securities on the basis reasonably provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

    4.        Participation of Broker-Dealers in Exchange Offer. (a) The Staff has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Registrable Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a “Participating Broker-Dealer”) may be deemed to be an “underwriter” within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities.

        The Company and the Guarantors understand that it is the Staff’s position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the Securities Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

    (b)        In light of the above, and notwithstanding the other provisions of this Agreement, the Company and the Guarantors agree to use commercially reasonable efforts to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by Section 3(i), for a period of up to 180 days after the last Exchange Date (as such period may be extended pursuant to the second to last paragraph of Section 3 hereof), if requested by the Initial Purchaser or by one or more Participating Broker-Dealers, in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) hereof. The Company

11

and the Guarantors further agree that Participating Broker-Dealers shall be authorized to deliver such Prospectus during such period in connection with the resales contemplated by this Section 4.

    (c)        The Initial Purchaser, in its capacity as such, shall have no liability to the Company, any Guarantor or any Holder with respect to any request that they may make pursuant to Section 4(b) hereof.

    5.        Indemnification and Contribution. (a) The Company and each of the Guarantors, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser and each Holder, their respective affiliates, directors and officers, and each Person, if any, who controls the Initial Purchaser or any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided, that: (i) neither the Company nor any Guarantor shall be liable in any such case to the extent that such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission made in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration in reliance upon and in conformity with information relating to such Holder and furnished to Holdings or the Company in writing by or on behalf of such Holder expressly for use therein; and (ii) with respect to any such untrue statement or omission or alleged untrue statement or omission from any preliminary Prospectus contained in the Shelf Registration Statement, the indemnity agreement contained in this Section 5(a) shall not inure to the benefit of any indemnified Holder or Participating Broker-Dealer to the extent that any such loss, claim, damage or liability of or with respect to such indemnified Holder or Participating Broker-Dealer to any Person results from the fact that both (1) a copy of the final prospectus contained in the Shelf Registration Statement (excluding any documents incorporated by reference therein) was not sent or given to such Person, at or prior to the written confirmation of the sale of such Registrable Securities to such Person, and (2) the untrue statement in or omission from such preliminary Prospectus contained in the Shelf Registration Statement was corrected in such final Prospectus unless, in either case, such failure to deliver the final prospectus contained in the Shelf Registration Statement was a result of non-compliance by the Company and the Guarantors with the provisions of Section 3 hereof. In connection with any Underwritten Offering permitted by Section 3, the Company and the Guarantors, jointly and severally, will also indemnify the Underwriters, if any, Participating Broker-Dealers, their respective affiliates and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement.

    (b)        Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, each of the Guarantors, the Initial Purchaser and the other selling Holders, their respective affiliates, each of their directors and officers, and each Person, if any, who controls the Company, the Guarantors, the Initial Purchaser and any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Holder furnished to the Company or any Guarantor in writing by such Holder expressly for use in any Registration Statement and any Prospectus.

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    (c)        If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such Person (the “Indemnified Person”) shall promptly notify the Person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 5 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 5. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 5 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that (1) the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons; (2) the Indemnifying Person shall only be liable for reasonable fees and expenses; and (3) all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm (x) for the Initial Purchaser, its affiliates, directors and officers and any control Persons of such Initial Purchaser shall be designated in writing by J.P. Morgan Securities Inc., (y) for any Holder, its affiliates, directors and officers and any control Persons of such Holder shall be designated in writing by the Majority Holders and (z) in all other cases shall be designated in writing by the Company or any Guarantor. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have (A) reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement or (B) delivered notice to the Indemnified Person of its good faith objection to such claim of indemnification within 30 days after receipt by such Indemnifying Person of such request. No Indemnifying Person shall, without the written consent of the Indemnified Person (which consent shall not be unreasonably withheld), effect any settlement in any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

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    (d)        If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Person or Persons, on the one hand, and by the Indemnified Person or Persons, on the other hand, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, rule, regulation or order, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantors on the one hand and the Holders on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantors on the one hand and the Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

    (e)        The Company, the Guarantors and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5, in no event shall a Holder be required to contribute any amount in excess of the amount by which the total price at which the Securities or Exchange Securities sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (e), (x) each Person, if any, who controls such Indemnified Person within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such Indemnified Person, and (y) each of the directors and officers of the Company and the Guarantors, and each Person, if any, who controls the Company or any Guarantor within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company or any Guarantor.

    (f)        The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

    (g)        The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchaser or any Holder, their respective affiliates or any Person controlling the Initial Purchaser or any Holder, or by or on behalf of the Company or the Guarantors, their respective affiliates or the officers or directors of or any Person controlling the Company or the Guarantors, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

    6.        General.

    (a)        No Inconsistent Agreements. The Company and the Guarantors represent, warrant and agree that (i) the rights granted to the Holders hereunder do not in any way conflict

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with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued or guaranteed by the Company or any Guarantor under any other agreement in effect on the date hereof and (ii) neither the Company nor any Guarantor has entered into, or on or after the date of this Agreement will enter into, any agreement that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

    (b)        Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company and the Guarantors have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided, that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder. Notwithstanding the foregoing, (1) a waiver or consent to depart from the provisions hereof, with respect to a matter which relates exclusively to the rights of Holders whose securities are being sold pursuant to a Shelf Registration Statement and does not directly or indirectly adversely affect the rights of other Holders, may be given by the Holders of a majority in principal amount of Registrable Securities being sold under such Shelf Registration Statement, and (2) this Agreement may be amended or supplemented without notice to or consent of any Holder to (i) cure any ambiguity or omission or to correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions contained herein or (ii) add to the covenants of the Company or the Guarantors such further covenants, restrictions or conditions for the benefit of the Holders. Any amendments, modifications, supplements, waivers or consents pursuant to this Section 6(b) shall be by a writing executed by each of the parties hereto.

    (c)        Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered or certified first-class mail (return receipt requested), facsimile, or courier guaranteeing overnight delivery: (i) if to a Holder, at the most current address given by such Holder to the Company or any Guarantor by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Initial Purchaser, the address set forth in the Purchase Agreement; (ii) if to the Company and the Guarantors, initially at the Company’s address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c); and (iii) to such other Persons at their respective addresses as provided in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c). All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by the recipient’s facsimile machine or machine operator, if sent by facsimile; and on the next Business Day, if timely delivered to a courier guaranteeing overnight delivery. Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

    (d)        Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchaser (in their capacity as Initial Purchaser) shall have no liability or obligation to

15

the Company or the Guarantors with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

    (e)        Third Party Beneficiaries. Each Holder shall be a third party beneficiary to the agreements made hereunder between the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder.

    (f)        Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

    (g)        Headings. The headings in this Agreement are for convenience of reference only, are not a part of this Agreement and shall not limit or otherwise affect the meaning hereof.

    (h)        Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

    (i)        Entire Agreement. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto.

    (j)        Severability. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The Company, the Guarantors and the Initial Purchaser shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, void or unenforceable provisions.

[The remainder of this page is intentionally blank.]

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        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ETHAN ALLEN GLOBAL, INC.

By: /s/ M. Farooq Kathwari
       Name: M. Farooq Kathwari
       Title: Chairman, President &
                   Chief Executive Officer

ETHAN ALLEN INTERIORS INC.,
as a Guarantor

By: /s/ M. Farooq Kathwari
       Name: M. Farooq Kathwari
       Title: Chairman, President &
                   Chief Executive Officer

ETHAN ALLEN OPERATIONS, INC.,
as a Guarantor

By: /s/ M. Farooq Kathwari
       Name: M. Farooq Kathwari
       Title: Chairman, President &
                   Chief Executive Officer

ETHAN ALLEN REALTY, LLC,
as a Guarantor

By: /s/ M. Farooq Kathwari
       Name: M. Farooq Kathwari
       Title: President &
                   Chief Executive Officer

ETHAN ALLEN RETAIL, INC.,
as a Guarantor

By: /s/ M. Farooq Kathwari
       Name: M. Farooq Kathwari
       Title: Chairman, President &
Chief Executive Officer

LAKE AVENUE ASSOCIATES, INC.,
as a Guarantor

By: /s/ M. Farooq Kathwari
       Name: M. Farooq Kathwari
       Title: Chairman, President &
                   Chief Executive Officer

MANOR HOUSE, INC.,
as a Guarantor

By: /s/ M. Farooq Kathwari
       Name: M. Farooq Kathwari
       Title: Chairman, President &
                   Chief Executive Officer

Confirmed and accepted as of the date first above writtern:

J.P. MORGAN SECURITIES INC.

As Initial Purchaser

By:   /s/ Robert Bottamedi
                 Robert Bottamedi

Schedule 1

Parent Guarantor

Ethan Allen Interiors Inc.

Subsidiary Guarantors

Ethan Allen Operations, Inc.
Ethan Allen Realty, LLC
Ethan Allen Retail, Inc.
Lake Avenue Associates, Inc.
Manor House, Inc.